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                                                                    EXHIBIT 14.1




PRICEWATERHOUSECOOPERS                KESSELMAN & KESSELMAN
                                      TRADE TOWER, 25 HAMERED STREET
                                      TEL AVIV 68125, ISRAEL
                                      TEL:  +-972-3-7954555
                                      FAX: +-972-3-7954556

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Registration Nos. 333-12608 and 333-13716 and 333-102247) of Delta Galil Industries Ltd. of our report dated June 16, 2004 relating to the financial statements, which appears in this Form.


PRICEWATERHOUSECOOPERS LLP
TEL AVIV, ISRAEL
JUNE 16, 2004